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                                                                  EXHIBIT 10.1



                            PATENT LICENSE AGREEMENT



                                    BETWEEN



                         LUCENT TECHNOLOGIES GRL CORP.



                                      AND



                         INTERVOICE LIMITED PARTNERSHIP



                        EFFECTIVE AS OF OCTOBER 1, 1999







          RELATING TO AUTOMATED CALL AND TRANSACTION PROCESSING SYSTEMS
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INTERVOICE-IPGAD 092499

                            PATENT LICENSE AGREEMENT
                               TABLE OF CONTENTS

ARTICLE I - GRANTS OF LICENSES

  1.01 Grant
  1.02 Duration and Extent
  1.03 Scope
  1.04 Ability to Provide Licenses
  1.05 Joint Inventions
  1.06 Publicity
  1.07 Covenant Not To Sue

ARTICLE II - ROYALTY AND PAYMENTS

  2.01 Royalty Calculation

ARTICLE III - TERMINATION

  3.01 Breach
  3.02 Voluntary Termination
  3.03 Survival

ARTICLE IV - MISCELLANEOUS PROVISIONS

  4.01 Disclaimer
  4.02 Nonassignability
  4.03 Addresses
  4.04 Taxes
  4.05 Choice of Law
  4.06 Integration
  4.07 Outside the United States
  4.08 Dispute Resolution
  4.09 Releases
  4.10 Counterparts

ARTICLE V - PRIOR LICENSE AGREEMENT

  5.01 - Prior Agreement
  5.02 - Retained Rights

DEFINITIONS APPENDIX


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* Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                           PATENT LICENSE AGREEMENT

Effective as of October 1, 1999, LUCENT TECHNOLOGIES GRL CORP., a Delaware corporation ("LUCENT GRL"), having an office at Suite 105, 14645 N.W. 77th Avenue, Miami Lakes, Florida 33014, and InterVoice Limited Partnership, a Nevada limited partnership ("INTERVOICE"), with an address of 639 Isbell Road, Suite 390, Reno, Nevada 89509 having, as its sole general partner, InterVoice GP, Inc., a corporation of Nevada, with an address of 639 Isbell Road, Suite 390, Reno, Nevada 89509, agree as follows:

                                   ARTICLE I

                               GRANTS OF LICENSES

1.01 GRANT

     (a) LUCENT GRL grants to INTERVOICE under LUCENT'S PATENTS personal, nonexclusive, * and non-transferable sublicenses (hereinafter referred to as licenses) for AUTOMATED CALL AND TRANSACTION PROCESSING SYSTEMS.

     (b) INTERVOICE grants to LUCENT GRL under INTERVOICE'S PATENTS personal, nonexclusive, * and non-transferable licenses for any and all products and services.

1.02 DURATION AND EXTENT

All licenses granted herein under any patent shall continue for the entire unexpired term of such patent.

1.03 SCOPE

     (a) The licenses granted herein are licenses to (i) make, have made, use, lease, offer for sale, sell and import LICENSED PRODUCTS; (ii) make, have made, use and import machines, tools, materials and other instrumentalities, insofar as such machines, tools, materials and other instrumentalities are involved in or incidental to the development, manufacture, testing or repair of LICENSED PRODUCTS which are or have been made, used, leased, owned, sold or

------------------
+ANY TERM IN CAPITAL LETTERS WHICH IS DEFINED IN THE DEFINITIONS APPENDIX SHALL HAVE THE MEANING SPECIFIED THEREIN.

imported by the grantee of such license; and (iii) convey to any customer of the grantee, with respect to any LICENSED PRODUCT which is sold or leased by such grantee to such customer, rights to use and resell such LICENSED PRODUCT as sold or leased by such grantee (whether or not as part of a larger combination); provided, however, that no rights may be conveyed to customers with respect to any invention which is directed to (1) a combination of such LICENSED PRODUCT (as sold or leased) with any other product, (2) a method or process which is other than the inherent use of such LICENSED PRODUCT itself (as sold or leased), or (3) a method or process involving the use of a LICENSED PRODUCT to manufacture (including associated testing) any other product.

     (b) Licenses granted herein to INTERVOICE are not to be construed either
(i) as consent by the grantor to any act which may be performed by the grantee, except to the extent impacted by a patent licensed herein to the grantee, or
(ii) to include licenses to contributorily infringe or induce infringement under U.S. law or a foreign equivalent thereof.

     (c) The grant of each license hereunder includes the right to grant sublicenses within the scope of such license to a party's RELATED COMPANIES for so long as they remain its RELATED COMPANIES. Any such sublicense may be made effective retroactively, but not prior to the effective date hereof, nor prior to the sublicensee's becoming a RELATED COMPANY of such party.

     (d) The right to have product made pursuant to this Agreement is not limited to products custom designed by the parties. Such have made rights shall include the right to have "off the shelf" products made for the parties. The have made rights shall not be exercised by a party in a manner such that the exercise of those rights is a sham to sublicense the other party's patents to a third party and not for bona fide business purposes of the exercising party.

1.04 ABILITY TO PROVIDE LICENSES

     (a) LUCENT GRL has received the rights to grant the licenses and releases under LUCENT's PATENTS herein granted to INTERVOICE. INTERVOICE has received the rights to grant the licenses and releases under INTERVOICE's PATENTS herein granted to LUCENT GRL.

     (b) Notwithstanding the provisions of Section 1.04(a), it is recognized that certain actions of the parties to this Agreement may limit their ability to provide licenses hereunder without constituting a breach. In particular, (i) prior to the earliest filing of a patent application disclosing an invention of a party or its RELATED COMPANY, such party or RELATED COMPANY may assign to a third party the title to patents on such invention, or (ii) prior to the execution of this Agreement, a party or its RELATED COMPANY may have limited by contract its


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ability to provide licenses hereunder with respect to certain patents or technologies.

     (c) Each party agrees to disclose to the other party, promptly upon receipt of a written request for such disclosure, any such assignment or other contractual limitation with respect to any patent and/or technology which is specifically identified in such request.

1.05 JOINT INVENTIONS

     (a) There are countries (not including the United States) which require the express consent of all inventors or their assignees to the grant of licenses or rights under patents issued in such countries for joint inventions.

     (b) Each party shall give such consent, or shall obtain such consent from its RELATED COMPANIES, its employees or employees of any of its RELATED COMPANIES, as required to make full and effective any such licenses and rights respecting any joint invention granted to the grantee hereunder by such party and by another licensor of such grantee.

     (c) Each party shall take steps which are reasonable under the circumstances to obtain from third parties whatever other consents are necessary to make full and effective such licenses and rights respecting any joint invention purported to be granted by it hereunder. If, in spite of such reasonable steps, such party is unable to obtain the requisite consents from such third parties, the resulting inability of such party to make full and effective its purported grant of such licenses and rights shall not be considered to be a breach of this Agreement.

1.06 PUBLICITY

     (a) Nothing in this Agreement shall be construed as conferring upon either party or its RELATED COMPANIES any right to include in advertising, packaging or other commercial activities related to a LICENSED PRODUCT, any reference to the other party (or any of its RELATED COMPANIES), its trade names, trademarks or service marks in a manner which would be likely to cause confusion or to indicate that such LICENSED PRODUCT is in any way certified by the other party hereto or its RELATED COMPANIES.

     (b) The terms, but not the existence, of this Agreement shall be treated as confidential information by the parties, and neither party shall disclose such terms to any third party without the prior written consent of the other party; provided however, that each party may represent to third parties that such party is licensed for the products and patents as provided by this Agreement. This Section 1.06(b) shall not prevent a party from making disclosures reasonably required by law or as required by a stock exchange, provided that the disclosing party takes all


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*Confidential Treatment has been requested for portions of this Exhibit.

reasonable steps to minimize such disclosure and provides prior written notice to the other party of any such intended disclosure.

1.07 COVENANT NOT TO SUE

Each party ("the grantor") covenants to the other party ("the grantee"), on behalf of itself and its RELATED COMPANIES, not to sue such grantee or its RELATED COMPANIES for infringement of any patent owned by the grantor or its RELATED COMPANIES * where such infringement arises from the manufacture, use, sale, offer for sale or importation of LICENSED PRODUCTS. This covenant not to sue shall terminate * years after the effective date of this Agreement.

                                   ARTICLE II

                              ROYALTY AND PAYMENTS

2.01 ROYALTY CALCULATION

(a) In consideration of * granted to INTERVOICE and its RELATED COMPANIES by LUCENT GRL and its RELATED COMPANIES herein, INTERVOICE shall pay to LUCENT GRL *. Such amount shall be paid within thirty (30) days of execution of this Agreement by both parties, and shall be payable in accordance with Section 4.03(b).

(b) Overdue payments hereunder shall be subject to a late payment charge calculated at an annual rate of three percentage points (3%) over the prime rate or successive prime rates (as posted in New York City) during delinquency. If the amount of such charge exceeds the maximum permitted by law, such charge shall be reduced to such maximum.

                                  ARTICLE III

                                  TERMINATION

3.01 BREACH

In the event of a breach of this Agreement by either party, the other party may, in addition to any other remedies that it may have, at any time terminate all licenses and rights granted by it hereunder by not less than two (2) months prior written

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notice specifying such breach, unless within the period of such notice all breaches specified therein shall have been remedied.

3.02 VOLUNTARY TERMINATION

By written notice to the other party, either party may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder. Such notice shall specify the effective date (not less than six (6) months from the date of said notice) of such termination and shall clearly specify any affected patent, invention or product.

3.03 SURVIVAL

         (a) If a company ceases to be a RELATED COMPANY of a party, licenses and rights granted hereunder with respect to patents of such company on inventions made prior to the date of such cessation, shall not be affected by such cessation.

         (b) Any termination of licenses and rights of a party under the provisions of this Article III shall not affect such party's licenses, rights and obligations with respect to any LICENSED PRODUCT made prior to such termination, and shall not affect the other party's licenses and rights (and obligations related thereto) hereunder.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

4.01 DISCLAIMER

NEITHER PARTY NOR ANY OF ITS RELATED COMPANIES MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, ASSUMES ANY RESPONSIBILITY OR OBLIGATIONS WHATEVER, OR CONFERS ANY RIGHT BY IMPLICATION, ESTOPPEL OR OTHERWISE, OTHER THAN THE LICENSES, RIGHTS AND WARRANTIES HEREIN EXPRESSLY GRANTED.

4.02 ASSIGNABILITY

         (a) The parties hereto have entered into this agreement in contemplation of personal performance, each by the other, and intend that the licenses and rights granted hereunder to a party not be extended to any other entities without the other party's express written consent, except as expressly provided herein.

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* Confidential Treatment has been requested for portions of this exhibit.

     (b) All of LUCENT GRL's rights, title and interest in this agreement and any licenses and rights granted to it hereunder may be assigned to any RELATED COMPANY of LUCENT GRL at any time and for any reason.

     (c) All of INTERVOICE's rights, title and interest in this agreement and any licenses and rights granted to it hereunder may be assigned to InterVoice-Brite, Inc. or to any ACQUISITION SUBSIDIARY at any time and for any reason. *

4.03 ADDRESSES

     (a) Any notice or other communication hereunder shall be sufficiently given to INTERVOICE when sent by certified mail addressed to Dean Howell, Vice President and Corporate Counsel, 17811 Waterview Parkway, Dallas, Texas 75252, and a copy to David H. Tannenbaum, Esq., Fulbright & Jaworski LLP, 2200 Ross Avenue, Suite 2800, Dallas, Texas 75201, or to LUCENT GRL when sent by certified mail addressed to Contract Administrator, Lucent Technologies GRL Corporation, Suite 105, 14645 N.W. 77th Avenue, Miami Lakes, Florida 33014, United States of America. Changes in such addresses may be specified by written notice.

     (b) Payments by INTERVOICE shall be made to LUCENT GRL at Chase Manhattan Bank, N.A., Account No. 323857752, Lockbox No. 6219, New York, NY 10087-6219, United States of America. Alternatively, payments to LUCENT GRL may be made by bank wire transfers to LUCENT GRL's account: Lucent Technologies GRL Corporation, Account No. 323857752, ABA Code: 021000021, at Chase Manhattan Bank, N.A., P.O. Box 6219, New York, NY 10087-6219, United States of America.

4.04 TAXES

     (a) INTERVOICE shall pay any tax, duty, levy, customs fee, or similar charge ("taxes"), including interest and penalties thereon, however designated, imposed as a result of the operation or existence of this Agreement, including taxes which INTERVOICE is required to withhold or deduct from payments to LUCENT GRL, except (i) net income taxes imposed upon LUCENT GRL by any governmental entity within the United States (the fifty (50) states and the District of


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Columbia), and (ii) net income taxes imposed upon LUCENT GRL by jurisdictions outside the United States which are allowable as a credit against the United States Federal income tax of LUCENT GRL or any of its RELATED COMPANIES. In order for the exception in (ii) to be effective, INTERVOICE must furnish to LUCENT GRL evidence sufficient to satisfy the United States taxing authorities that such taxes have been paid. Such evidence must be furnished to LUCENT GRL within thirty (30) days of issuance by the local taxing authority.

     (b) if INTERVOICE is required to bear a tax, duty, levy, or similar charge pursuant to (a) above, INTERVOICE shall pay such tax, duty, levy or similar charge and any additional amounts as are necessary to ensure that the net amounts received by LUCENT GRL hereunder after all such payments or withholdings equal the amounts to which LUCENT GRL is otherwise entitled under this Agreement as if such tax, duty, levy or similar charge did not apply.

     (c) LUCENT GRL represents that it is not aware of any tax, duty, or levy which INTERVOICE will have to pay under Section 4.04(a), above, as a result of the operation or existence of this Agreement.

4.05 CHOICE OF LAW

The parties are familiar with the principles of New York commercial law, and agree that the law of New York shall apply in any dispute arising with respect to this Agreement, exclusive of conflicts of law provisions.

4.06 INTEGRATION

This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them. Neither of the parties shall be bound by any modifications, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the party to be bound thereby.

4.07 OUTSIDE THE UNITED STATES

     (a) There are countries in which the owner of an invention is entitled to compensation, damages or other monetary award for another's unlicensed manufacture, sale, lease, use or importation involving such invention prior to the date of issuance of a patent for such invention but on or after a certain earlier date, hereinafter referred to as the invention's "protection commencement date" (e.g., the date of publication of allowed claims or the date of publication or "laying open" of the filed patent application). In some instances, other conditions precedent must also be fulfilled (e.g., knowledge or actual notification of the filed patent application). The parties agree that (i) an invention which has a protection


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commencement date in any such country may be used in such country pursuant to the terms of this Agreement on and after any such date, and (ii) all such conditions precedent are deemed satisfied by this Agreement.

     (b) There may be countries in which a party hereto may have, as a consequence of this Agreement, rights against infringers of the other party's patents licensed hereunder. Each party hereby waives any such right it may have by reason of any third party's infringement or alleged infringement of any such patents.

4.08 DISPUTE RESOLUTION

     (a) If a dispute arises out of or relates to this Agreement, or the breach, termination or validity thereof, the parties agree to submit the dispute to a sole arbitrator selected by the parties within thirty (30) days of the arbitration, or in the absence of such selection, to American Arbitration Association arbitration, which shall be governed by the United States Arbitration Act.

     (b) Any award made (i) shall be a bare award limited to a holding for or against a party and affording such remedy as is deemed equitable, just and within the scope of the agreement; (ii) shall be without findings as to issues (including but not limited to patent validity and/or infringement) or a statement of the reasoning on which the award rests; (iii) may in appropriate circumstances (other than patent disputes) include injunctive relief; (iv) shall be made within four (4) months of the appointment of the arbitrator; and
(v) may be entered in any court.

     (c) The requirement for and arbitration shall not be deemed a waiver of any right of termination under this Agreement and the arbitrator is not empowered to act or make any award other than based solely on the rights and obligations of the parties prior to any such termination.

     (d) The arbitrator shall be knowledgeable in the legal and technical aspects of this Agreement and shall determine issues of arbitrability but may not limit, expand or otherwise modify the terms of the agreement.

     (e) The place of arbitration shall be New York City.

     (f) Each party shall bear its own expenses but those related to the compensation and expenses of the arbitrator shall be borne equally.

     (g) A request by a party to a court for interim measures shall not be deemed a waiver of the obligation to arbitrate.

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     (h) The arbitrator shall not have authority to award punitive or other damages in excess of compensatory damages and each party irrevocably waives any claim thereto.

     (i) The parties, their representatives, other participants and the arbitrator shall hold the existence, content and result of arbitration in confidence.

4.09 RELEASES

     (a) In consideration of the receipt of the sum specified in Section 2.01 and other good and valuable consideration paid by INTERVOICE to LUCENT GRL, subject to Section 4.09(c), LUCENT GRL, for itself and for its RELATED COMPANIES, hereby releases INTERVOICE and its RELATED COMPANIES from all claims, demands and rights of actions which LUCENT GRL or any of its RELATED COMPANIES may have on account of any infringement or alleged infringement of LUCENT GRL's PATENTS issued in any country of the world by reason of the manufacture, offer for sale, use, lease, sale or importation of LICENSED PRODUCTS prior to the effective date of this Agreement. The releases granted do not include any releases for contributory infringement or inducing infringement under United States law and foreign equivalents thereof. Notwithstanding the foregoing, LUCENT GRL agrees for itself and its RELATED COMPANIES that they shall not bring suit or otherwise exercise any of their other remedies under LUCENT GRL's PATENTS against INTERVOICE or its RELATED COMPANIES for contributory infringement or inducing infringement unless they have exhausted all remedies under their patents against the direct infringer for the direct infringement which gives rise to such contributory or inducing infringement.

     (b) Subject to Section 4.09(c), INTERVOICE, for itself and for its RELATED COMPANIES, hereby releases LUCENT GRL (for this release, "LUCENT GRL" includes Lucent Technologies Inc. and its SUBSIDIARIES as they formerly existed as a part of AT&T Corp.) and its RELATED COMPANIES from all claims, demands and rights of actions which INTERVOICE or any of its RELATED COMPANIES may have on account of any infringement or alleged infringement of INTERVOICE'S PATENTS issued in any country of the world by reason of the manufacture, offer for sale, use, lease, sale or importation of LICENSED PRODUCTS prior to the effective date of this Agreement. The releases granted do not include any releases for contributory infringement or inducing infringement under United States law and foreign equivalents thereof. Notwithstanding the foregoing, INTERVOICE agrees for itself and its RELATED COMPANIES that they shall not bring suit or otherwise exercise any of their other remedies under INTERVOICE'S PATENTS against LUCENT GRL or its RELATED COMPANIES for contributory infringement or inducing infringement unless they have exhausted all remedies under their patents against the direct infringer for the direct infringement which gives rise to such contributory or inducing infringement.


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     (c) LUCENT GRL, for itself and its present RELATED COMPANIES, hereby releases customers (purchasers and users) of products sold to such customers by INTERVOICE and its present RELATED COMPANIES from all claims, demands and rights of action which LUCENT GRL or any of its present RELATED COMPANIES may have as of the effective date hereof on account of any infringement or alleged infringement of any patent issued in any country of the world by reason of the use, lease, offer for sale, sale or importation of any such products. INTERVOICE, for itself and its present RELATED COMPANIES, hereby releases customers (purchasers and users) of products sold to such customers by LUCENT GRL and its present RELATED COMPANIES from all claims, demands and rights of action which INTERVOICE or any of its present RELATED COMPANIES may have as of the effective date hereof on account of any infringement or alleged infringement of any patent issued in any country of the world by reason of the use, lease, offer for sale, sale or importation of any such products. Such releases do not extend to any claim of any patent which is directed to (1) a method or process other than a method or process the inventive steps of which are implemented primarily by the LICENSED PRODUCT in the operation of that LICENSED PRODUCT, (2) a method or process involving the use of a LICENSED PRODUCT to manufacture (including associated testing) any other product, or (3) a method or process involving the use of a LICENSED PRODUCT in combination with any item not furnished by the grantee unless the method or process to which the claim is directed would reside primarily in use or operation of the LICENSED PRODUCT.

4.10 COUNTERPARTS

This Patent License Agreement may be executed by the Parties in identical counterparts, all of which together shall constitute the final agreement. Executed counterparts may be exchanged by facsimile transmission.

                                   ARTICLE V

                            PRIOR LICENSE AGREEMENT

5.01 PRIOR AGREEMENT

VMX, Inc. and InterVoice, Inc. are parties to a Patent License Agreement effective September 1, 1991 (hereinafter called the "Prior License Agreement"), relating to certain voice messaging and automated attendant patents.


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*Confidential Treatment has been requested for portions of this exhibit.

5.02 RETAINED RIGHTS

     (a) All licenses, rights and obligations under said Prior License Agreement shall remain in effect. Notwithstanding anything to the contrary in this Agreement, any patents licensed to InterVoice, Inc. pursuant to the Prior License Agreement shall be excluded from the definition of LUCENT'S PATENTS. *

     (b) The parties recognize that an audit of payments by InterVoice, Inc. under the Prior License Agreement was pending during the negotiation of this Agreement, and that LUCENT GRL has relied on statements made by INTERVOICE and its RELATED COMPANIES regarding products sold under the Prior License Agreement. INTERVOICE, on behalf of itself and its RELATED COMPANIES, represents to LUCENT GRL that, as of the effective date of this Agreement, INTERVOICE and its RELATED COMPANIES have not sold more than one hundred (100) systems or units which use or include the subject matter of either the "Ladd Patents" or the "Matthews Patent," as those terms are defined in the Prior License Agreement.


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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.


     LUCENT TECHNOLOGIES GRL CORPORATION


     By:   /s/ GENE G. PARTHOW
        --------------------------------------------

     Name:     Gene G. Parthow
          ------------------------------------------

     Title:    Chairman
           -----------------------------------------

     Date:     9/24/99
          ------------------------------------------


     INTERVOICE LIMITED PARTNERSHIP

     By:       InterVoice GP, Inc.
                  its General Partner

     By:  /s/  ROB-ROY J. GRAHAM
        -----------------------------
               Rob-Roy J. Graham
               Secretary/Treasurer

     Date:     9/24/99
          ---------------------------

             THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                        REPRESENTATIVES OF BOTH PARTIES.


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                              DEFINITIONS APPENDIX

ACQUISITION SUBSIDIARY means a SUBSIDIARY of another company, which SUBSIDIARY is organized for the express purpose of acquiring all or substantially all of the assets and/or stock of InterVoice-Brite, Inc. by merger or otherwise, and either InterVoice-Brite, Inc. or the ACQUISITION SUBSIDIARY is the surviving company in any such merger. Any such SUBSIDIARY shall not have any products or services of its own prior to the date of any such acquisition.

AUTOMATED CALL AND TRANSACTION PROCESSING SYSTEMS means all products and services which automate the processing of telecommunication transactions under customer-specific application control (which may include a system designed to be modified for the specific customer by another party using a toolkit or otherwise, to achieve customer-specific application control) and the operations in support thereof (collectively, "Telecommunications Transactions"). Such systems may include subsystems under application control which, without limitation, gather, generate, manipulate, switch, store, communicate or reproduce calls or data. Telecommunication Transactions may contain, without limitation, audio, video, multimedia, other media and other types of information communicated over any public or private networks, including, but not restricted to, internet or intranet networks.

It is understood that the definition of AUTOMATED CALL AND TRANSACTION PROCESSING SYSTEM includes, without limitation, (a) all hardware and software products and services offered for sale (or license) as of the effective date by INTERVOICE or RELATED COMPANIES of INTERVOICE; (b) all enhancements, improvements, new releases, and new versions to or of such products and services, which automate Telecommunications Transactions.

INTERVOICE'S PATENTS means every patent (including utility models but excluding design patents and design registrations) issued in any country of the world owned and controlled by INTERVOICE or its RELATED COMPANIES and issued on or claiming priority from an application filed prior to the effective date of this Agreement in any country of the world, with respect to which and to the extent that INTERVOICE or its RELATED COMPANIES has a right, as of the date of execution of this Agreement, to grant the licenses granted herein.

LICENSED PRODUCT means, as to any grantee, any product (including any specified combination of other products) listed for such grantee in Section 1.01.

LUCENT'S PATENTS means every patent (including utility models but excluding design patents and design registrations) issued in any country of the world owned and controlled by LUCENT GRL or its RELATED COMPANIES and issued on or claiming priority from an application filed prior to the effective date of this Agreement in any country of the world, with respect to which and to the extent that


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LUCENT GRL or its RELATED COMPANIES has a right, as of the date of execution of this Agreement, to grant the licenses granted herein. Notwithstanding the foregoing, LUCENT'S PATENTS does not include any patent licensed under the Prior License Agreement.

RELATED COMPANIES of LUCENT GRL are Lucent Technologies Inc., SUBSIDIARIES of Lucent Technologies Inc. (other than LUCENT GRL), and any other company so designated in writing signed by LUCENT GRL and INTERVOICE.

RELATED COMPANIES of INTERVOICE are InterVoice-Brite, Inc., SUBSIDIARIES of InterVoice-Brite, Inc., (other than InterVoice Limited Partnership), any ACQUISITION SUBSIDIARY, and any other company so designated in writing signed by LUCENT GRL and INTERVOICE.

SUBSIDIARY of a company means a corporation or other legal entity (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a SUBSIDIARY of such company only as long as such control or ownership and control exists.


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